THE Wendy's COMPANY
Quality is Our Recipe...Worldwide

©2012 Oldemark LLC INVESTOR DAY Dublin, Ohio – June 28, 2012 Exhibit 99.2

THE Wendy's COMPANY

Quality is Our Recipe...Worldwide

JOHN BARKER CHIEF COMMUNICATIONS OFFICER

Welcome & Opening John Barker
Building the Wendy’s Brand, Sales & Profits Emil Brolick
Reimaging the Wendy’s System Abigail Pringle
Image Activation and System Optimization Steve Hare
BREAK
Accelerating North America Sales
Craig Bahner
Culinary & Product Development Capabilities Gerard Lewis, Lori Estrada, Shelly Thobe
Q&A Session Dave Poplar
LUNCH
TODAY’S AGENDA
The Wendy’s Company

Q&A Webcast listeners: email questions to InvestorRelations@wendys.com

The Wendy’s Company JUNE 27 RESTAURANT TOURS Toured Bethel Road and West Broad Reimaged Restaurants

THE
Wendy's
COMPANY

THE WENDY'S COMPANY RESTAURANT

The Wendy’s Company Restaurant Support Center Transformation Grand Re-Opening June 21, 2012

The Wendy’s Company June 27: Preliminary Q2 sales release August 9: Q2 Earnings Release and Conference Call Release: Before Market Open Conference Call: 10 a.m. INVESTOR CALENDAR The Wendy’s Company

The Wendy’s Company
For ward-looking Statements & Non-GAAP Financial Measures
The Wendy’s Company
This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on June 27, 2012 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation, and certain information that management may discuss in connection with this presentation, references non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA. Adjusted EBITDA excludes certain expenses, net of certain benefits. The Company’s presentation of adjusted EBITDA does not replace the presentation of the Company’s financial results in accordance with GAAP.